EXHIBIT 99.01

News Release

Investor Contact:
Stan Finkelstein
Investor Relations
(925) 290-4321
ir@formfactor.com

FORMFACTOR, INC. PROVIDES UPDATED REVENUE ESTIMATE FOR SECOND QUARTER 2020
Reflects Better-than-Expected Factory Output Levels with Continuing Strong Customer Demand

LIVERMORE, Calif. — July 1, 2020 —FormFactor, Inc. (Nasdaq: FORM) today provided an updated revenue range for its fiscal second quarter of 2020, ended June 27, 2020. FormFactor now expects second quarter revenue to be between $157 million and $161 million.

“Our original May 6th estimate that revenue in the second quarter would be approximately 10% lower than in our first quarter contemplated some level of Covid-19 disruption in our manufacturing operations and our suppliers’ logistics chains. We experienced no major disruptions in either, and as a result, we expect to report revenue higher than what we had originally anticipated,” said Mike Slessor, CEO of FormFactor, Inc.

FormFactor plans to release its second quarter results and conduct its customary quarterly earnings call on July 29, 2020.

About FormFactor:

FormFactor, Inc. (Nasdaq: FORM), is a leading provider of essential test and measurement technologies along the full IC life cycle - from characterization, modeling, reliability, and design de-bug, to qualification and production test. Semiconductor companies rely upon FormFactor’s products and services to accelerate profitability by optimizing device performance and advancing yield knowledge. The Company serves customers through its network of facilities in Asia, Europe, and North America. For more information, visit the Company’s website at www.formfactor.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws, including with respect to the Company’s future financial and operating results, the Company’s plans, strategies and objectives for future operations. These statements are based on management’s current expectations and beliefs as of the date hereof, and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to statements regarding future financial and operating results, customer demand, conditions in the semiconductor industry, and growth opportunities, and other statements regarding the Company’s business. Forward-looking statements may contain words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” and “continue,” the negative or plural of these words and similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in demand for the Company’s products; customer-specific demand; the speed of customer implementation of new technologies; industry seasonality; risks to the Company’s ability to realize operational efficiencies; changes macro-economic environments; events affecting global and regional economic stability such as Brexit, infectious diseases and pandemics (such as the current COVID-19 pandemic), military conflicts, political volatility and similar factors, operating separately or in combination; and other factors, including those set forth in the Company’s most current annual report on Form 10-K, quarterly reports on Form 10-Q and other filings by the Company with the U.S. Securities and Exchange Commission. We are operating in an environment with especially substantial uncertainties arising from the COVID-19 pandemic, including with respect to its current and future impact on our operations, workforce, manufacturing capacity, customer demand, supply chain, macroeconomic environment and other important aspects of our business. In addition, there are increasingly restrictive export regulations being adopted in the U.S., including recently published amendments to export regulations that may substantially restrict or condition our sales in China with considerable uncertainty regarding the ultimate interpretation and implementation of these rules. No assurances can be given that any of the events anticipated by the forward-looking statements within this press release will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. Unless required by law, the Company is under no obligation (and expressly disclaims any such obligation) to update or revise its forward-looking statements whether as a result of new information, future events, or otherwise.

Source: FormFactor, Inc.
FORM-F